UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 8, 2019

KEMET Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-15491	57-0923789
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

KEMET Tower, One East Broward Blvd., Fort Lauderdale, Florida 33301
(Address of principal executive offices, zip code)

(954) 766-2800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.01	KEM	New York Stock Exchange

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

On November 8, 2019 KEMET Corporation (the “Company”) and its wholly-owned subsidiary, KEMET Electronics Corporation (“KEC”) entered into a settlement agreement (the “Settlement Agreement”) with the plaintiffs in the antitrust suit pending in the United States District Court, Northern District of California as In re: Capacitors Antitrust Litigation, No. 3:14-cv-03264-JD (the “Class Action Suit”). Under the Settlement Agreement, in consideration for the release of KEMET, KEC and their affiliates from all claims relating in any way to the conduct alleged in the Class Action Suit and from claims which could have been asserted in the Class Action Suit to the extent they relate to the sale of capacitors in the United States, KEMET agreed to pay an aggregate of $62,000,000 to the settlement class of plaintiffs. Pursuant to the terms of the Settlement Agreement, KEMET will pay an aggregate of $10,000,000 into an escrow account within 30 calendar days of the date of the Settlement Agreement and the remaining amount will be paid by KEMET within 12 months of the date of the Settlement Agreement. Under the terms of the Settlement Agreement KEMET and KEC did not admit to any violation of any statute or law or to any liability or wrongdoing. The Settlement Agreement is subject to court approval. The settlement amount will be reflected on the Company’s Condensed Consolidated Statements of Operations for the fiscal quarter ending September 30, 2019.

The foregoing description of the Settlement Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Settlement Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

(a)                              Not Applicable

(b)                              Not Applicable

(c)                               Not Applicable

(d)                              Exhibits

Exhibit No.	Description of Exhibit

10.1	Settlement Agreement, dated November 8, 2019

104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 12, 2019	KEMET Corporation

	By:	/s/ GREGORY C. THOMPSON
Gregory C. Thompson
Executive Vice President and
Chief Financial Officer